      STRATTON
      SMALL-CAP
      YIELD FUND
================================================================================





      SSCY

================================================================================

        SEMI-ANNUAL REPORT
        SEPTEMBER 30, 1995

                                FUND HIGHLIGHTS


                              September 30,   June 30,
                                  1995          1995
                              -------------  -----------
 Total Net Assets...........    $17,030,179  $15,233,640
 Net Asset Value Per Share..    $     30.04  $     27.47
 Shares Outstanding.........        566,957      554,547
 Number of Shareholders.....            951          970
 Average Size Account.......    $    17,908  $    15,705


================================================================================

Portfolio Changes For the Quarter Ended September 30, 1995 (unaudited)

Major Purchases                            Major Sales
American Business Products, Inc.           Armor All Products Corp./(2)/
Anthony Industries, Inc.                   Elco Industries, Inc./(2)/
Boston Acoustics, Inc.                     New England Business Service, Inc.
Harleysville Group, Inc. (PA)/(1)/         Penn Virginia Corp./(2)/
Jackpot Enterprises, Inc.                  Tseng Labs, Inc./(2)/
Main Street Community Bancorp, Inc./(1)/
Quaker State Corp.
Reliance Bancorp, Inc./(1)/
Selective Insurance Group, Inc.
Technitrol, Inc.

/(1)/ New Holdings                         /(2)/ Eliminations

Ten Largest Holdings September 30, 1995 (unaudited)

                                      Market    Percent
                                      Value      of TNA
                                    ----------  --------
American Business Products, Inc...  $  515,625      3.0%
Vigoro Corp. (The)................     507,000      3.0
True North Communications, Inc....     500,000      2.9
Anthony Industries, Inc...........     471,875      2.8
Carpenter Technology Corp.........     469,500      2.7
Roanoke Electric Steel Corp.......     465,000      2.7
Selective Insurance Group, Inc....     456,250      2.7
MacNeal-Schwendler Corp...........     442,000      2.6
Technitrol, Inc...................     418,750      2.5
Cleveland-Cliffs, Inc.............     411,250      2.4
                                    ----------     ----
                                    $4,657,250     27.3%
                                    ==========     ====

DEAR SHAREHOLDER:

Your Fund completed its second fiscal quarter ended September 30, 1995 with a net asset value per share of $30.04. Total net assets have grown to $17,030,179. Our number of shareholder accounts totaled 951 at quarter-end with an average account size of $17,908. The combination of asset growth and large average account size has benefited shareholders through a much lower annualized expense ratio of 1.52%.

The portfolio continues to be invested in a diversified list of holdings representing ten different industries. The Fund is comprised of small companies all of which had market capitalizations under $500 million at the time of purchase. The median market capitalization of the stocks in the portfolio is approximately $275 million. The current number of holdings is now 58. Portfolio turnover for the first six months was 41% on an annualized basis.

At the end of the quarter, the portfolio was 93% invested with the remaining cash reserves held in commercial paper. New purchases were made in the Financial Services sector and additions made to existing holdings in other industries. Your Fund's industry mix has changed slightly over the last six months influenced primarily by sector performance. Banking is again our largest industry weighting at 18%, followed by industrial companies at 17%. Consumer products are the next largest group at 16%.

The economy continued to be strong in the third quarter with GDP growth coming in at a better than expected 4.2%. Despite this apparent economic strength, other signs of weakness such as lower auto sales along with reduced inflation fears, have allowed long-term interest rates to drop significantly with the 30-year Treasury Bond now yielding under 6.5%. This environment is beneficial for dividend-paying stocks especially interest sensitive issues such as Banks and Financial Services. If the economy slows and Congress makes genuine progress on a deficit reduction package, we could see long-term rates in the 6% range by early 1996.

Performance for the quarter was an exceptionally strong 9.79%, right in line with the Russell 2000's 9.88% advance. This impressive rise was aided by Illinois Tool Work's offer to acquire Elco Industries at a significant premium to the company's current market value. Fiscal year-to-date your Fund is up 17.0% compared with a 20.2% rise for the Russell 2000 Index. During the quarter we passed the $30.00 NAV mark and had an intra-period high of $30.45. We remain committed to our dividend-based style of value investing and look forward to continued strong performance in the future.

The Fund's Directors declared the regular fiscal second quarter dividend at the rate of $0.12 per share payable on September 22 to stockholders of record as of September 14, 1995. We welcome all of our new shareholders to the Fund, and look forward to your continued support. As a 100% no-load fund, referrals by our existing shareholders are an important source of new business to us. Should you have any questions regarding your Fund, you may contact us at 1-800-578-8261.

                               Sincerely yours,



     James W. Stratton                               Frank H. Reichel, III
          Chairman                                         President

November 6, 1995

              STRATTON SMALL-CAP YIELD FUND'S INVESTMENT PROCESS


What is the Fund's objective?

Stratton Small-Cap Yield Fund's objective is to achieve both dividend income and capital appreciation by investing in dividend paying small capitalization companies. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

What is the philosophy used in managing Stratton Small-Cap Yield Fund?

This is an all equity mutual fund which invests in the common stocks of small but established dividend paying companies. The primary criterion for stock selection centers around the dividend paying ability of the companies. We feel that companies who regularly increase their dividend have superior appreciation potential at reasonable levels of risk. Furthermore, given the higher volatility of small capitalization stocks a diversified portfolio is warranted.

How diversified is the portfolio of the Fund?

The Fund will normally be invested in ten to fifteen industry groups with no more than 25% in any one industry. We diversify into a variety of industries that offer sufficiently high yielding investment opportunities as well as growth potential. Right now our three largest industries are Banking 18%, Industrial 17% and Consumer Products 16%. In order to achieve the necessary diversification within those industries, we envision holding between 50 and 75 securities in total.

What kind of volatility does this portfolio have?

The portfolio of Stratton Small-Cap Yield Fund should have one of the lowest "beta's" (a measure of volatility) of any of its small-cap fund peers. The high dividend component and the established earnings stream of the securities we own typically helps to reduce share price fluctuations within the small-cap universe.

What is the turnover ratio of the portfolio?

We expect turnover to remain relatively low as we continually add to positions in the portfolio. Because small company stocks are often less frequently traded than their larger counterparts, we act only when the fundamental earnings picture has changed dramatically. This avoids incurring the relatively high transactions costs associated with replacing a position in the portfolio. A good target for the turnover ratio would be 40% annually.

Does Stratton Small-Cap Yield Fund pay much attention to market timing?

Because our objective is to produce above-average rates of current income, we generally remain fully invested at all times in dividend paying securities. Except during times of large cash inflows to the Fund, our cash position will vary between 0-10% depending upon available investment opportunities.

Where do you obtain the research data on the companies that you own or are considering for purchase?

The quantitative research is performed in-house by our own staff. Once we have identified industries and companies of interest, we seek the best regional analysts in the investment brokerage community to provide us with additional input. We like to have multiple sources of research. Our professional staff are portfolio generalists rather than industry specialists.

What quantitative disciplines do you use in purchasing common stocks?

From the overall equity universe of 5,000 companies, we screen down to about 400 companies by focusing on stocks with a market capitalization under $500 million and those which possess a dividend yield equal to or greater than that on the S&P 500 average. Our second step reduces the universe to approximately 80 stocks by screening for additional yield characteristics such as dividend growth rates and dividend coverage.

How do you select companies within the high yield universe?

Our third review involves fundamental analysis of such important characteristics as the outlook for earnings and cash flow, management strengths and industry competitive position. This reduces the Stratton Small-Cap Yield Fund's buy candidate list to approximately 20 stocks. These stocks are available for addition to the Fund's portfolio.

What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S&P 500, exceed savings account yields and be approximately twice the yield of the average small-cap company.

 .  Approximately 60 companies are held.

 .  By combining high dividend yields and underlying low price volatility
    (Beta), Stratton Small-Cap Yield seeks to produce good relative performance in up markets and superior relative performance in down markets.

SCHEDULE OF INVESTMENTS (unaudited)                           SEPTEMBER 30, 1995

                                                                      Market
 Number of                                                             Value
  Shares                             Security                        (Note 1)
-----------                          --------                      ------------
              COMMON STOCKS - 93.1%

              Banking - 18.3%
     7,500    American Bank of Connecticut ......................  $   179,062
    11,300    California State Bank (Covina, CA) ................      159,612
     4,000    CCB Financial Corp. ...............................      204,500
     8,000    Centura Banks, Inc. (NC) ..........................      266,000
     7,000    Colonial BancGroup, Inc. ..........................      201,250
     8,900    Commerce Bancorp, Inc. (NJ) .......................      212,488
     5,000    Community Bank System, Inc. .......................      168,750
     9,900    Eagle Financial Corp. .............................      227,700
    20,000    First Essex Bancorp, Inc. .........................      212,500
     9,000    First Financial Holdings, Inc. ....................      182,250
     4,500    Firstbank of Illinois Co. .........................      129,375
    12,000    Interchange Financial Services Corp. ..............      246,000
    10,000    Main Street Community Bancorp, Inc. ...............      167,500
    10,000    Medford Savings Bank ..............................      210,000
    10,000    Reliance Bancorp, Inc. ............................      146,250
     6,000    United Carolina Bancshares Corp. ..................      208,500
                                                                    ----------
                                                                     3,121,737
                                                                    ----------

              Business Services - 8.3%
    25,000    American Business Products, Inc. ..................      515,625
    11,000    New England Business Service, Inc. ................      226,875
    15,000    PMC Capital, Inc. .................................      178,125
    25,000    True North Communications, Inc. ...................      500,000
                                                                    ----------
                                                                     1,420,625
                                                                    ----------

              Consumer Products - 16.2%
    25,000    Anthony Industries, Inc. ..........................      471,875
     8,000    Blair Corp. .......................................      272,000
    10,000    International Multifoods Corp. ....................      215,000
    30,000    Jackpot Enterprises, Inc. .........................      322,500
    15,000    Knape & Vogt Manufacturing Co. ....................      247,500
    13,000    Sturm, Ruger & Co., Inc. ..........................      406,250
     6,000    Velcro Industries, N.V. ...........................      384,750
     6,000    WD-40 Co. .........................................      253,500
    23,000    Winnebago Industries, Inc. ........................      184,000
                                                                    ----------
                                                                     2,757,375
                                                                    ----------

              Energy - 2.2%
    25,000    Quaker State Corp. ................................      365,625
                                                                    ----------


                  See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (unaudited)                           SEPTEMBER 30, 1995

                                                                      Market
 Number of                                                             Value
  Shares                             Security                        (Note 1)
-----------                          --------                      ------------

             COMMON STOCKS - 93.1% (continued)

             Industrial - 17.3%
    12,000   Carpenter Technology Corp. .........................  $   469,500
    10,000   Cleveland-Cliffs, Inc. .............................      411,250
    20,000   Commercial Intertech Corp. .........................      382,500
    25,000   Kuhlman Corp. ......................................      303,125
    10,000   Lukens, Inc. .......................................      291,250
    10,000   Owosso Corp. .......................................      110,000
    30,000   Roanoke Electric Steel Corp. .......................      465,000
    12,000   Vigoro Corp. (The) .................................      507,000
                                                                    ----------
                                                                     2,939,625
                                                                    ----------

             Insurance/Services - 10.6%
    20,000   Donegal Group, Inc. ................................      355,000
     9,000   Harleysville Group, Inc. (PA) ......................      267,750
    25,000   Hilb, Rogal & Hamilton Co. .........................      334,375
    12,500   Selective Insurance Group, Inc. ....................      456,250
    16,000   Washington National Corp. ..........................      398,000
                                                                    ----------
                                                                     1,811,375
                                                                    ----------

             Real Estate - 7.7%
     7,000   Colonial Properties Trust ..........................      174,125
     6,000   Developers Diversified Realty Corp. ................      180,750
    10,000   Manufactured Home Communities, Inc. ................      172,500
     8,000   Merry Land & Investment Co., Inc. ..................      169,000
     5,000   National Health Investors, Inc. ....................      151,250
     8,000   ROC Communities, Inc. ..............................      185,000
     5,000   Sovran Self Storage, Inc. ..........................      124,375
     6,000   Sun Communities, Inc. ..............................      156,000
                                                                    ----------
                                                                     1,313,000
                                                                    ----------

             Technology - 10.3%
    10,000   Acme-Cleveland Corp. ...............................      267,500
    12,500   Boston Acoustics, Inc. .............................      254,688
    26,000   MacNeal-Schwendler Corp. ...........................      442,000
     9,000   Shared Medical Systems Corp. .......................      373,500
    25,000   Technitrol, Inc. ...................................      418,750
                                                                    ----------
                                                                     1,756,438
                                                                    ----------

                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (unaudited)                           SEPTEMBER 30, 1995


                                                                              Market
 Number of                                                                    Value
  Shares                      Security                                       (Note 1)
----------                    --------                                       --------
              COMMON STOCKS - 93.1% (continued)

              Telecommunications - 1.1%
   10,000     Lincoln Telecommunications Co. ............................  $    187,500
                                                                            -----------
              Utilities - 1.1%
    6,000     WICOR, Inc. ...............................................       181,500
                                                                            -----------
              Total Common Stocks (Cost $13,390,733).....................    15,854,800
                                                                            -----------

Principal
 Amount
---------
              SHORT-TERM NOTES - 6.5%

$ 550,000     Associates Corp., of North America 5.72% due 10/02/95.....        550,000
$ 550,000     Ford Motor Credit Co. 5.75% due 10/04/95..................        550,000
                                                                            -----------
              Total Short-Term Notes (cost $1,100,000)..................      1,100,000
                                                                            -----------

              Total Investments - 99.6% (Cost $14,490,7330*.............     16,954,800

              Cash and Other Assets, Less Liabilities - 0.4%............         75,379
                                                                            -----------

              NET ASSETS - 100.0%.......................................   $ 17,030,179
                                                                            ===========

* Aggregate cost for federal income tax purposes is $14,490,733; and net unrealized appreciation is as follows:

              Gross unrealized appreciation.............................   $  2,648,562
              Gross unrealized depreciation.............................       (184,495)
                                                                            -----------
                Net unrealized appreciation.............................   $  2,464,067
                                                                            ===========

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                        September 30, 1995 (unaudited)

ASSETS
    Investments in securities at market value (identified cost $14,490,733) (Note 1)................  $  16,954,800
    Cash............................................................................................        104,300
    Dividends and interest receivable...............................................................         52,729
                                                                                                       ------------
        Total Assets................................................................................     17,111,829
                                                                                                       ------------
LIABILITIES
    Payable for securities purchased................................................................         81,650
                                                                                                       ------------
        Total Liabilities...........................................................................         81,650
                                                                                                       ------------
NET ASSETS
    Applicable to 566,957 shares; $0.001 par value; 1,000,000,000 shares authorized.................  $  17,030,179
                                                                                                       ============
    Net asset value, offering and redemption price per share
       ($17,030,179 divided by 566,957 shares)......................................................  $       30.04
                                                                                                       ============
SOURCE OF NET ASSETS
    Paid-in capital.................................................................................  $  14,390,932
    Undistributed net investment income.............................................................         47,848
    Accumulated net realized gain on investments....................................................        127,332
    Net unrealized appreciation of investments......................................................      2,464,067
                                                                                                       ------------
        Net Assets..................................................................................  $  17,030,179
                                                                                                       ============
===================================================================================================================

                            STATEMENT OF OPERATIONS
                 6 Months Ended September 30, 1995 (unaudited)

INCOME
   Dividends........................................................................................  $     273,345
   Interest.........................................................................................         22,052
                                                                                                       ------------
      Total Income..................................................................................        295,397
                                                                                                       ------------

EXPENSES
   Advisory fees (Note 2)...........................................................................         58,086
   Registration fees (Note 2).......................................................................         18,555
   Shareholder services fees (Note 2)...............................................................         11,916
   Accounting/Pricing services fees (Note 2)........................................................         10,000
   Custodian fees (Note 2)..........................................................................          5,331
   Administrative services fees (Note 2)............................................................          5,000
   Printing fees....................................................................................          4,849
   Directors' fees..................................................................................          1,501
   Miscellaneous fees...............................................................................          1,205
   Taxes other than income taxes....................................................................            888
   Legal fees.......................................................................................            641
                                                                                                       ------------
      Total Expenses................................................................................        117,972
                                                                                                       ------------
         Net Investment Income......................................................................        177,425
                                                                                                       ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments.................................................................        598,772
   Net increase in unrealized appreciation of investments...........................................      1,666,367
                                                                                                       ------------
      Net gain on investments.......................................................................      2,265,139
                                                                                                       ------------
         Net increase in net assets resulting from operations.......................................  $   2,442,564
                                                                                                       ============

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS


                                                  6 Months
                                                    Ended
                                                 September 30,     Year Ended
                                                     1995           March 31,
                                                  (unaudited)         1995
                                                 -------------    ------------
OPERATIONS
  Net investment income.......................  $     177,425    $    239,809
  Net realized gain (loss) on investments.....        598,772        (401,356)
  Net increase in unrealized appreciation
   of investments.............................      1,666,367         637,467
                                                 -------------    ------------
    Net increase in net assets resulting from
     operations...............................      2,442,564         475,920

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income
   ($0.24 and $0.59 per share, respectively)..       (134,215)       (243,457)

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from the
   net change in the number of outstanding
   shares (a).................................        663,664       5,569,039
                                                 -------------    ------------
     Total Increase in Net Assets.............      2,972,013       5,801,502

NET ASSETS AT THE BEGINNING OF THE PERIOD.....     14,058,166       8,256,664
                                                 -------------    ------------

NET ASSETS AT THE END OF THE PERIOD
 (including undistributed net investment
  income $47,848 and $4,638, respectively)....  $  17,030,179    $ 14,058,166
                                                 ============     ===========

(a) A summary of capital share transactions follows:

                                                 6 Months Ended
                                               September 30, 1995                  Year Ended
                                                  (unaudited)                    March 31, 1995
                                          ----------------------------    ---------------------------
                                             Shares           Value          Shares          Value
                                          ------------     -----------    ------------    -----------
Shares issued...........................       35,388        $977,492         250,270     $6,220,670
Shares reinvested from
    net investment income...............        3,441          98,956           6,320        161,497
                                          ------------     -----------    ------------    -----------
                                               38,829       1,076,448         256,590      6,382,167
Shares redeemed.........................      (15,081)       (412,784)        (31,707)      (813,128)
                                          ------------     -----------    ------------    -----------
    Net increase........................       23,748        $663,664         224,883     $5,569,039
                                          ============     ===========    ============    ===========

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                        September 30, 1995 (unaudited)

Note 1. - Significant Accounting Policies - The Stratton Funds, Inc. (the "Company") was organized on January 5, 1993 as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. As of the date of this report, the Company offered one investment portfolio, Stratton Small-Cap Yield Fund (the "Fund"). The Fund's investment objective is to achieve both dividend income and capital appreciation. The Fund will seek to achieve this objective through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

     B. Determination of gains or losses on sales of securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

     C. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryover available to offset future capital gains, if any, of approximately $223,364, of which $21,018 expires in 2002 and $202,346 expires in 2003.

     D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                        September 30, 1995 (unaudited)

Note 2. - During the six months ended September 30, 1995, the Fund paid advisory fees aggregating $58,086 to Stratton Management Company, (the"Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays a monthly fee to the Advisor at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee.

The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"). When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receive compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $11,916 for providing shareholder services, $5,000 for certain administrative services and $10,000 for accounting/pricing services during the six months ended September 30, 1995. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $3,179,950 and $3,007,126, respectively, for the six months ended September 30, 1995.

                             FINANCIAL HIGHLIGHTS


The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                    6 Months
                                                      Ended          Year       For the period
                                                    09/30/95         Ended        04/12/93*
                                                   (unaudited)     03/31/95      to 03/31/94
                                                   -----------    ----------    --------------
Net Asset Value, Beginning of Period...........        $25.88        $25.94           $25.00
                                                   -----------    ----------    --------------

  Income From Investment Operations
  ---------------------------------
  Net investment income........................          0.32          0.57             0.43
  Net gains (loss) on securities
    (both realized and unrealized).............          4.08         (0.04)            0.91
                                                   -----------    ----------    --------------
       Total from investment operations........          4.40          0.53             1.34
                                                   -----------    ----------    --------------

  Less Distributions
  ------------------
  Dividends (from net investment
    income)....................................         (0.24)        (0.59)           (0.40)
  Distributions (from capital gains)...........          0.00          0.00             0.00
                                                   -----------    ----------    --------------
      Total distributions......................         (0.24)        (0.59)           (0.40)
                                                   -----------    ----------    --------------

Net Asset Value, End of Period.................        $30.04        $25.88           $25.94
                                                   ===========    ==========    ==============

Total Return...................................        17.05%  **     2.09%            5.51% ***

Ratios/Supplemental Data
------------------------
  Net assets, end of period (in 000's).........       $17,030       $14,058           $8,257
  Ratio of expenses to average
    net assets.................................         1.52%  ***    2.12%            2.28% ***
  Ratio of net investment
    income to average net assets...............         2.28%  ***    2.36%            1.85% ***
  Portfolio turnover rate......................        40.97%  ***   30.20%           28.60% ***


*   Commencement of operations
**  Six months only
*** Annualized

                See accompanying notes to financial statements.

                            SHAREHOLDER INFORMATION

Minimum Investment
------------------

The minimum amount for the initial purchase of shares of Stratton Small-Cap Yield Fund is $500. This minimum amount will remain in effect until the Fund reaches 2,000 shareholders, after which time the minimum amount for initial purchases will be $5,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------

Shares of Stratton Small-Cap Yield Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Growth Fund, Inc. or Stratton Monthly Dividend Shares, Inc., if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Small-Cap Yield Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Growth Fund or Stratton Monthly Dividend Shares should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distributions
-----------------------------------------------

Stratton Small-Cap Yield Fund expects to distribute substantially all of its net investment income quarterly, in March, June, September and December. The Fund intends to distribute all of its net realized capital gains semi-annually.

Systematic Withdrawal Plan
--------------------------

Investors who either own or purchase Stratton Small-Cap Yield Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------

The daily share price of Stratton Small-Cap Yield Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as SmCap or Small Cap Yield. The Fund's stock ticker symbol is STSCX.

Retirement Plans
----------------
Stratton Small-Cap Yield Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SSCY
---------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FUND/PLAN BROKER SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephone: 800-634-5726


Existing Shareholder Account Services
-------------------------------------
Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580


Investment Portfolio Activities
-------------------------------
Questions regarding Stratton Small-Cap Yield Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FUND/PLAN SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


 This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Small-Cap Yield Fund.

SSCY  STRATTON SMALL-CAP
      YIELD FUND


Directors                              Officers

LYNNE M. CANNON                        JAMES W. STRATTON
                                       Chairman
JOHN J. LOMBARD, JR.
                                       FRANK H. REICHEL, III
ROSE J. RANDALL                        President

HENRY A. RENTSCHLER                    JOHN A. AFFLECK
                                       GERARD E. HEFFERNAN
MERRITT N. RHOAD, JR.                  JOANNE E. KUZMA
                                       Vice President
ALEXANDER F. SMITH
                                       PATRICIA L. SLOAN
RICHARD W. STEVENS                     Secretary and Treasurer

JAMES W. STRATTON                      JAMES A. BEERS
                                       CAROL L. ROYCE
                                       Assistant Secretary
                                       Assistant Treasurer


Investment Advisor                     Transfer Agent and Dividend Paying Agent

STRATTON MANAGEMENT COMPANY            FUND/PLAN SERVICES, INC.
Plymouth Meeting Executive Campus      2 W. Elm Street, P.O. Box 874
610 W. Germantown Pike, Suite 300      Conshohocken, PA 19428-0874
Plymouth Meeting, PA 19462-1050        Telephones: 610-834-3500 . 800-441-6580
Telephone: 610-941-0255